Exhibit 1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the use of our report dated June 2, 1995, in the Telephone and Data
Systems, Inc. Tax-Deferred Savings Plan's filing of its Annual
Report on Form 11-K for the year ended December 31, 1994.


                                         McGladrey & Pullen, LLP


Madison, Wisconsin

Date:  June 2, 1995























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